Your Fund's Objective:

The Franklin Asset Allocation Fund seeks to provide total return through investment in common stocks, investment grade corporate and U.S. government bonds, short-term money market instruments, securities of foreign issuers and real estate securities. The fund places secondary emphasis on reduced risk over time. February 18, 1997

Dear Shareholder:

We are pleased to bring you the annual report of the Franklin Asset Allocation Fund for the twelve months ended December 31, 1996.

During the first quarter of the year, Gross Domestic Product (GDP) expanded at a modest annual rate of 2%. It then rose 4.7% in the second quarter, returned to a 2.1% rate in the third quarter, and to the surprise of many economists, rose 4.7% in the fourth quarter. The growth rate for the year as a whole was a moderate 2.5%.1 Over the period, the Standard & Poor's 500 Stock Index (S&P 500(R)) advanced 22.96%,2 and long-term bond prices, as measured by the Lehman Brothers Government/Corporate Bond Index, rose 2.91%.3 Within this environment, the fund delivered a one-year total return of +17.41%, as discussed in the Performance Summary on page 7.


1. Source for all GDP figures: U.S. Commerce Dept.
2. Source: Standard & Poor's Corporation. The index is unmanaged and includes reinvested dividends.


On August 1, 1996, the fund's name was changed from Franklin Premier Return Fund in order to better reflect its investment strategy and philosophy. The fund's shareholders also voted to modify the wording of its investment objective from high current return and relative stability of principal, to total return with a secondary emphasis on reduced risk over time. During the reporting period, we continued our "top-down" investment approach, first analyzing economic factors in seeking to determine the business cycle's stage; then allocating our assets among stocks, bonds, and cash; and finally positioning the stock portion in the sectors, industries and companies that appeared to offer the strongest prospects for capital appreciation. In trying to determine the business cycle's stage, we closely monitor the Leading Economic Index.4 In the third quarter, the Conference Board5 removed two components of this index, which had produced misleading signals during the preceding two business cycles. Since measuring expected economic activity is critical to our "top-down" analysis, this change should help in our investment process.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




3. Source: Unmanaged Lehman Brothers Government/ Corporate Bond Index. Price return includes reinvested interest.
4. The Leading Economic Index is a composite of 10 leading economic indicators and is published by Business Conditions Digest USA.


During the reporting period, your fund's asset allocation mix shifted in response to market opportunities and our assessment of expected returns for various asset classes. At the beginning of 1996, the fund's total net assets consisted of 68% equities, 14% bonds, and 18% cash and equivalents. Believing the potential returns from stocks exceeded the potential returns for long-term bonds, we allotted cash to new purchases in the equity market. By year's end, our equity allocation had increased to 71%, bonds to 15%, and cash and equivalents declined to 14%. Since some foreign equity securities appeared more attractively valued than domestic stocks, we also increased the fund's foreign exposure, from 2.5% to 11%, during the year.


   Franklin Asset Allocation Fund
   Top 10 Sectors on December 31, 1996
   Based on Total Net Assets

                                           % of Total
   Sector                                  Net Assets
   --------------------------------------------------
   Technology                                11.44%

   Energy                                    11.39%

   Basic Materials                           10.72%

   Consumer Staples                           8.38%

   Health Care                                6.75%

   Consumer Cyclicals                         5.73%

   Capital Goods                              4.84%

   Real Estate                                4.43%

   Financial Services                         2.58%

   Communication Services                     2.31%


5. The Conference Board is a government organization within the Federal Reserve that measures and tracks economic indicators such as consumer confidence and leading economic indicators.

On December 31, 1996, technology represented the fund's largest sector weighting (11.44% of total net assets). During the period, we added to our holdings of industry leaders Cisco Systems Inc. and Intel Corp., which contributed significantly to the fund's performance as the value of these stocks increased 70.5% and 130.8%, respectively, over the year. In an effort to increase our exposure to mid-cap companies (companies with a market capitalization between $200 million and $5 billion), we purchased shares of technology companies such as Linear Technology and Xilinx. In our opinion, profits in this sector could grow substantially in 1997.

Energy stocks, which represented 11.39% of the fund's total net assets on December 31, 1996, was the top performing S&P 500 sector for the year. Our high exposure to these stocks, relative to the S&P 500, helped the fund's performance. We maintained our holdings in several energy companies, such as Schlumberger Ltd., Helmerich & Payne Inc., and Exxon Corp., which appreciated considerably during the reporting period. We remain optimistic about this sector because many of these companies have relatively high dividend yields and solid prospects for increased future earnings.


   Franklin Asset Allocation Fund
   Top 10 Equity Holdings on December 31, 1996
   Based on Total Net Assets

   Company                                       % of Total
   Industry                                      Net Assets

   Air Products & Chemicals, Inc.                   2.43%
   Chemicals

   Intel Corp.                                      2.30%
   Electronics (Semiconductors)

   Proctor & Gamble Co.                             1.89%
   Household Products

   Boeing Co.                                       1.87%
   Aerospace & Defense Electronics

   Starwood Lodging Trust                           1.79%
   Real Estate Investment Trust

   BankAmerica Corp.                                1.75%
   Financial Services

   Exxon Corp.                                      1.72%
   Oil

   Chevron Corp.                                    1.71%
   Oil

   FelCor Suite Hotels, Inc.                        1.56%
   Real Estate Investment Trust

   Betzdearborn, Inc.                               1.54%
   Specialty Chemicals


For a complete listing of portfolio holdings, please see page 10 of this report.

The fund's largest industry group, Real Estate Investment Trusts (4.43% of total net assets), also helped the fund's performance. New positions initiated over the year included Starwood Lodging, FelCor Suite Hotels and Simon Debartolo Group. By the end of 1996, the value of Starwood's and FelCor's stocks had increased considerably and ranked among the fund's top ten holdings.

During the year, we increased our exposure to health care stocks by initiating a position in Amgen, a leading biotechnology company which we believed had strong growth potential. Epogen, one of its main products, treats anemia associated with chronic kidney failure. The company also produces Neupogen, which stimulates the immune system, and Leptin, an anti-obesity product currently in clinical trials. We also purchased shares of Abbott Labs, a diversified health care products company specializing in diagnostics and clinical chemistry, and Roche Holding, a leading international manufacturer and distributor of pharmaceuticals. The fund's foreign health care holdings also include Novartis and Astra. These companies command worldwide leadership in their respective products, yet we purchased their shares below valuations of most domestic pharmaceutical companies.

This discussion reflects the strategies we employed for the fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Looking forward, we will continue to focus on high quality companies within the S&P 500, with established market leadership positions and seasoned management teams. We will also continue our search for opportunities in mid-cap and foreign companies with attractive growth potential, and for investment grade corporate bonds and U.S. government bonds that offer the greatest total return potential for our shareholders. Of course, investing in foreign securities involves special risks related to market, economic, currency, political and other factors. These risks are discussed in the fund's prospectus. Finally, consistent with the fund's objective, we will continue to monitor U.S. economic development in order to optimize the fund's allocation among the various asset classes for its portfolio.

We appreciate your participation in the Franklin Asset Allocation Fund and welcome your comments and suggestions.

Sincerely,



Charles B. Johnson
Chairman of the Board
Franklin Asset Allocation Fund


Performance Summary

The Franklin Asset Allocation Fund posted a total return of +17.41% for the one-year period ended December 31, 1996. Of course, we believe it is important for shareholders to view their investments with a long-term perspective. As you can see from the table on page 9, the fund delivered a cumulative total return of +94.40% for the five-year period. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, increased $1.07, from $7.25 on December 31, 1995 to $8.32 on December 31, 1996. During the reporting period, shareholders received distributions of 15 cents ($0.15) per share in dividend income and 3.2 cents ($0.032) in short-term capital gains. Of course, distributions will vary depending on income earned by the fund, and past performance is not indicative of future results.

The first graph on page 8 compares the fund's performance over the past 10 years with the performance of two unmanaged indices, the Standard & Poor's 500 Stock Index (S&P 500(R)) and the Lehman Brothers Government/Corporate Bond Index.

The second graph on page 8 compares the fund's performance with that of the S&P 500(R), the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index, since May 1991 when the fund's portfolio and basic investment strategy changed. Since this change, the fund's performance has been more consistent with the performance of the S&P 500(R), generally underperforming during exceptionally strong stock market rises because of its asset allocation among equities, bonds and cash, rather than equities alone. It is also worth noting that the fund has outperformed the Lehman Brothers Govt./Corp. Bond Index during most of this period. Both graphs show how an investment in the fund has kept your purchasing power well ahead of inflation, as measured by the CPI.

Please remember that unmanaged market indices do not take into account commissions or market spreads to buy or sell securities. Further, they do not reflect payment of management fees to cover salaries to security analysts or portfolio managers. In addition, the fund's performance results include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. In addition, unlike the index, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. An index is simply a measure of performance and cannot be invested in directly.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Asset Allocation Fund

Periods ended December 31, 1996

                                                                                          Since
                                                                                        Objective
                                                                                         Change
                                                                One-Year    Five-Year   (5/1/91)   Ten-Year
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return1 .................................       17.41%      94.40%     108.79%     198.09%

Average Annual Total Return2 .............................       12.15%      13.17%      12.94%      11.03%

Value of a $10,000 Investment3 ...........................      $11,215     $18,565     $19,945     $28,464

30-Day Standardized Yield4 ......................... 1.36%
-------------------------------------------------------------------------------------------------------------

One-Year                                             12/31/92   12/31/93    12/31/94    12/31/95   12/31/96

Total Return5 ...................................... 14.02%     18.38%       0.48%      21.79%     17.41%
-------------------------------------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the initial sales charge.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended December 31, 1996.

5. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return figures assume reinvestment of dividends and capital gains at net asset value, and take into account the effect of the 12b-1 plan from the date of its implementation.

All total return calculations assume reinvestment of dividends and capital gains distributions at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN ASSET ALLOCATION FUND

Statement of Investments in Securities and Net Assets, December 31, 1996

                                                                                                        Value
  Shares                                                                                              (Note 1)
------------------------------------------------------------------------------------------------------------------
                Common Stocks  71.0%
                Aerospace & Defense Electronics  1.9%
     10,000     Boeing Co. .......................................................................   $ 1,063,750
                                                                                                      ----------
                Aluminum  1.6%
     17,500    aAlumax, Inc.......................................................................       584,063
      5,000     Aluminum Co. of America (ALCOA)...................................................       318,750
                                                                                                      ----------
                                                                                                         902,813
                                                                                                      ----------
                Banks - Major Regional  1.0%
     10,000     Wachovia Corp. ...................................................................       565,000
                                                                                                      ----------
                Banks - Money Center  1.8%
     10,000     BankAmerica Corp. ................................................................       997,500
                                                                                                      ----------
                Beverages - Alcoholic  0.8%
     10,000     Panamerican Beverages, Inc., Class A..............................................       468,750
                                                                                                      ----------
                Biotechnology  1.2%
     12,500    aAmgen, Inc........................................................................       679,688
                                                                                                      ----------
                Chemicals  3.3%
     20,000     Air Products & Chemicals, Inc.....................................................     1,382,500
      5,000     Du Pont (E.I.) De Nemours & Co. ..................................................       471,875
                                                                                                      ----------
                                                                                                       1,854,375
                                                                                                      ----------
                Chemicals - Diversified  0.7%
     10,000     Goodrich (B.F.) Co. ..............................................................       405,000
                                                                                                      ----------
                Chemicals - Specialty  2.3%
     15,000     Betzdearborn, Inc.................................................................       877,500
     20,000     Hanna (M.A.) Co...................................................................       437,500
                                                                                                      ----------
                                                                                                       1,315,000
                                                                                                      ----------
                Communication Equipment Manufacturers  1.1%
     15,000     Ericsson (LM), Sponsored ADR......................................................       452,813
      4,051     Lucent Technologies, Inc..........................................................       187,359
                                                                                                      ----------
                                                                                                         640,172
                                                                                                      ----------
                Computer Hardware  1.9%
     45,000    dHitachi, Ltd. (Japan).............................................................       419,653
     35,000    dNEC Corp. (Japan).................................................................       423,107
     10,000    aSilicon Graphics, Inc.............................................................       255,000
                                                                                                      ----------
                                                                                                       1,097,760
                                                                                                      ----------
                Computer Software  1.5%
      7,500     Adobe Systems, Inc................................................................       280,313
     12,500     Electronic Data Systems Corp......................................................       540,625
                                                                                                      ----------
                                                                                                         820,938
                                                                                                      ----------
                Computers - Networking  1.1%
     10,000    aCisco Systems, Inc................................................................   $   636,250
                                                                                                      ----------
                Electric Utility Companies  0.8%
     10,000     Duke Power Co.....................................................................       462,500
                                                                                                      ----------
                Electrical Equipment  1.3%
     70,000    dMitsubishi Electric Corp. (Japan).................................................       417,062
     15,000     Westinghouse Electric Corp. ......................................................       298,125
                                                                                                      ----------
                                                                                                         715,187
                                                                                                      ----------
                Electronic Semiconductors  3.7%
     10,000     Intel Corp. ......................................................................     1,309,375
     10,000     Linear Technology Corp............................................................       438,750
     10,000    aXilinx, Inc.......................................................................       368,125
                                                                                                      ----------
                                                                                                       2,116,250
                                                                                                      ----------
                Electronics - Defense  0.6%
      7,500    aLitton Industries, Inc............................................................       357,188
                                                                                                      ----------
                Entertainment/Media  1.2%
     17,500     Time Warner, Inc..................................................................       656,250
                                                                                                      ----------
                Foods  2.9%
     20,000     Nabisco Holdings Corp., Class A...................................................       777,500
        275    dNestle, SA (Switzerland)..........................................................       295,237
     15,000     Sara Lee Corp.....................................................................       558,750
                                                                                                      ----------
                                                                                                       1,631,487
                                                                                                      ----------
                Gold & Precious Metal Mining  1.2%
      5,000     Newmont Mining Corp...............................................................       223,750
     20,000     Placer Dome, Inc..................................................................       435,000
                                                                                                      ----------
                                                                                                         658,750
                                                                                                      ----------
                Health Care - Diversified  2.6%
     15,000     Abbott Laboratories...............................................................       766,875
     20,000     Allergan, Inc.....................................................................       712,500
                                                                                                      ----------
                                                                                                       1,479,375
                                                                                                      ----------
                Homebuilding  0.6%
     25,000     Clayton Homes, Inc................................................................       337,500
                                                                                                      ----------
                Household Products  1.9%
     10,000     Procter & Gamble Co. .............................................................     1,075,000
                                                                                                      ----------
                Manufacturing - Specialized  0.8%
     15,000    aWaters Corp. .....................................................................       455,625
                                                                                                      ----------
                Metals/Mining  1.4%
     12,500     RTZ Corp. Plc.....................................................................    $  800,000
                                                                                                      ----------
                Natural Gas  1.3%
     17,500     Enron Corp. ......................................................................       754,688
                                                                                                      ----------
                Oil - Domestic Integrated  2.9%
     15,000     Occidental Petroleum Corp.........................................................       350,625
     16,000     Phillips Petroleum Co. ...........................................................       708,000
     15,000     Unocal Corp.......................................................................       609,375
                                                                                                      ----------
                                                                                                       1,668,000
                                                                                                      ----------
                Oil - Exploration & Production  2.3%
     20,000     Enron Oil & Gas Co. ..............................................................       505,000
     13,600    aTitan Exploration, Inc............................................................       163,200
     21,000     Union Pacific Resources Group, Inc................................................       614,250
                                                                                                      ----------
                                                                                                       1,282,450
                                                                                                      ----------
                Oil & Gas Drilling  1.4%
     15,000     Helmerich & Payne, Inc............................................................       781,875
                                                                                                      ----------
                Oil - International Integrated  3.4%
     15,000     Chevron Corp. ....................................................................       975,000
     10,000     Exxon Corp. ......................................................................       980,000
                                                                                                      ----------
                                                                                                       1,955,000
                                                                                                      ----------
                Oil Well Equipment & Services  1.3%
      7,500     Schlumberger, Ltd.................................................................       749,063
                                                                                                      ----------
                Paper & Forest Products  0.6%
      7,500     Weyerhaeuser Co...................................................................       355,313
                                                                                                      ----------
                Personal Care  1.3%
     15,000     Estee Lauder Cos., Class A .......................................................       763,125
                                                                                                      ----------
                Pharmaceuticals  3.0%
      5,000    dAstra, AB (Sweden)................................................................       241,208
        350  a,dNovartis, AG (Switzerland)........................................................       400,598
     14,500     Pharmacia & Upjohn, Inc...........................................................       574,563
         60    dRoche Holding, AG (Switzerland)...................................................       466,866
                                                                                                      ----------
                                                                                                       1,683,235
                                                                                                      ----------
                Real Estate Investment Trusts  4.4%
     25,000     FelCor Suite Hotels, Inc..........................................................       884,375
     20,000     Simon DeBartolo Group, Inc........................................................       620,000
     18,500     Starwood Lodging Trust............................................................     1,019,812
                                                                                                      ----------
                                                                                                       2,524,187
                                                                                                      ----------
                Retail - Building Supplies  1.1%
     12,500     Home Depot, Inc...................................................................    $  626,562
                                                                                                      ----------
                Retail - General Merchandise   2.8%
     12,500     Dayton Hudson Corp................................................................       490,624
     30,000    aPrice/Costco, Inc.................................................................       753,750
     15,000     Wal-Mart Stores, Inc..............................................................       343,124
                                                                                                      ----------
                                                                                                       1,587,498
                                                                                                      ----------
                Retail - Specialty  0.7%
     12,500    aToys R Us, Inc....................................................................       375,000
                                                                                                      ----------
                Service - Commercial & Consumer  0.6%
     12,500    aSabre Group Holdings, Inc.........................................................       348,437
                                                                                                      ----------
                Service - Data Processing  1.5%
     10,000     First Data Corp...................................................................       365,000
     15,000    aFirst USA Paymentech, Inc.........................................................       508,124
                                                                                                      ----------
                                                                                                         873,124
                                                                                                      ----------
                Telecommunications - Long Distance  1.5%
     30,000     Hong Kong Telecommunications, Ltd., Sponsored ADR.................................       487,500
      5,000     Telecomunicacoes Brasileiras, SA -Telebras, Sponsored ADR.........................       382,500
                                                                                                      ----------
                                                                                                         870,000
                                                                                                      ----------
                Telephone Utilities  0.8%
     10,000     GTE Corp. ........................................................................       455,000
                                                                                                      ----------
                Waste Management  0.9%
     20,000     Browning-Ferris Industries, Inc...................................................       525,000
                                                                                                      ----------
                      Total Common Stocks (Cost $33,403,297)......................................    40,369,665
                                                                                                      ----------
                Convertible Preferred Stocks  0.5%
      5,400     Enron Corp., 6.25% cvt. pfd.......................................................       129,600
     10,000     Westinghouse Electric Co., $1.30 cvt. pfd., Series C .............................       178,750
                                                                                                      ----------
                      Total Convertible Preferred Stocks (Cost $280,345)..........................       308,350
                                                                                                      ----------
   Face
  Amount
 --------
                Bonds  14.6%
                Convertible Bonds  2.3%
 $  500,000    bThermo Electron Corp., cvt. sub. deb., 4.25%, 01/01/03 ...........................       597,500
    700,000    bThermo Instrument Systems, Inc., cvt. deb., 4.50%, 10/15/03 ......................       717,500
                                                                                                      ----------
                      Total Convertible Bonds (Cost $1,202,000)...................................     1,315,000
                                                                                                      ----------
                Corporate Bonds  1.1%
 $  250,000     Dayton Hudson Co., deb., 8.60%, 01/15/12 .........................................    $  269,013
    100,000     Georgia Pacific Corp., deb., 9.125%, 07/01/22 ....................................       106,387
    250,000     Panamerican Beverages, Inc., senior notes, 8.125%, 04/01/03 ......................       257,499
                                                                                                      ----------
                      Total Corporate Bonds (Cost $596,005) ......................................       632,899
                                                                                                      ----------
                U.S. Government Securities  11.2%
  1,250,000     U.S. Treasury Bonds, 6.875% - 8.00%, 11/15/21 - 08/15/25 .........................     1,306,017
  5,000,000     U.S. Treasury Notes, 5.875% - 7.25%, 10/31/98 - 05/15/04 .........................     5,056,254
                                                                                                      ----------
                      Total U.S. Government Securities (Cost $6,198,602)..........................     6,362,271
                                                                                                      ----------
                      Total Bonds (Cost $7,996,607)...............................................     8,310,170
                                                                                                      ----------
                      Total Long Term Investments (Cost $41,680,249)..............................    48,988,185
                                                                                                      ----------
               cReceivables from Repurchase Agreements  12.7%
  7,094,809     Joint Repurchase Agreement, 6.59%, 01/02/97 (Maturity Value $7,219,882)
                 (Cost $7,217,240)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $904,772)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear, Stearns & Co., Inc., (Maturity Value $904,772)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $904,772)
                   Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $904,772)
                   Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $904,772)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $886,478)
                   Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $904,772)
                   Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities, L.L.C., (Maturity Value $904,772)
                   Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ...........     7,217,240
                                                                                                      ----------
                          Total Investments (Cost $48,897,489)  98.8% ............................    56,205,425
                          Other Assets and Liabilities, Net  1.2% ................................       661,825
                                                                                                      ----------
                          Net Assets  100.0% .....................................................   $56,867,250
                                                                                                      ==========



                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $48,897,489 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was
                   an excess of value over tax cost ..............................................   $ 8,147,112
                  Aggregate gross unrealized depreciation for all investments in which there was
                   an excess of tax cost over value ..............................................      (839,176)
                                                                                                      ----------
                  Net unrealized appreciation ....................................................  $  7,307,936
                                                                                                      ==========



PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.






aNon-income producing.

bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount for  repurchase  agreements is for the underlying  collateral.  See
Note 1(h) regarding joint repurchase agreement.
dSecurities traded in foreign currency and valued in U.S. dollars.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN ASSET ALLOCATION FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 1996

Assets:
 Investments in securities, at value
  (identified cost $41,680,249)            $48,988,185
 Receivables from repurchase
  agreements, at value and cost              7,217,240
 Receivables:
  Investment securities sold                 1,033,635
  Dividend and interest                        167,068
  Capital shares sold                           48,573
                                             ---------

      Total assets                          57,454,701
                                             ---------
Liabilities:
 Payables:
  Investment securities purchased              465,733
  Capital shares repurchased                    48,820
  Management fees                               29,838
  Distribution fees                             13,805
  Shareholder servicing costs                    3,731
 Accrued expenses and other liabilities         25,524
                                             ---------
      Total liabilities                        587,451
                                             ---------
Net assets, at value                       $56,867,250
                                             =========

Net assets consist of:
 Undistributed net investment income         $  29,261
 Net unrealized appreciation on
  investments                                7,307,936
 Undistributed net realized gain               405,174
 Capital shares                             49,124,879
                                             ---------
Net assets, at value                       $56,867,250
                                             =========

Net asset value per share:
 ($56,867,250 / 6,833,908
 shares outstanding)*                            $8.32
                                             =========

Maximum offering price per
 share (100/95.50 of $8.32)                      $8.71
                                             =========



*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


Statement of Operations
for the year ended December 31, 1996

Investment income:
 Dividends, net of foreign
  taxes withheld of $5,768         $600,066
 Interest                           844,608
                                  ---------

      Total Income                          $1,444,674
Expenses:
 Management fees (Note 5)           298,727
 Distribution fees (Note 5)          97,572
 Shareholder servicing costs
  (Note 5)                           40,417
 Professional fees                   55,759
 Reports to shareholders             39,015
 Registration and filing fees        24,985
 Trustees' fees and expenses          6,503
 Custodian fees                       1,386
 Other                                5,591
                                  ---------

      Total expenses                           569,955
                                             ---------
       Net investment income                   874,719
                                             ---------

Realized and unrealized
 gain (loss) from investments
 and foreign currency:
  Net realized gain (loss) from:
   Transactions in written
    options which expired or
    were closed (Note 4)             56,625
   Other investments                920,607
   Foreign currency transactions       (912)
                                  ---------
      Net realized gain from
       investments and foreign
       currency transactions                   976,320
  Net unrealized appreciation                5,670,859
                                             ---------

Net realized and unrealized
 gain from investments and
 foreign currency                            6,647,179
                                             ---------

Net increase in net assets
 resulting from operations                  $7,521,898
                                             =========



   The accompanying notes are an integral part of these financial statements.



FRANKLIN ASSET ALLOCATION FUND

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended December 31, 1996 and 1995

                                                                                           1996           1995
                                                                                        ----------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income ...........................................................     $  874,719     $  894,020
 Net realized gain from investments and foreign currency transactions ............        976,320        355,611
 Net unrealized appreciation on investments ......................................      5,670,859      4,911,516
                                                                                        ----------     ----------
       Net increase in net assets resulting from operations ......................      7,521,898      6,161,147
Distributions to shareholders from:
 Undistributed net investment income (Note 6) ....................................       (915,260)      (857,567)
 Net realized gain................................................................       (215,956)            --
Increase in net assets from capital share transactions (Note 3)...................     11,157,925      8,384,330
                                                                                        ----------     ----------
      Net increase in net assets..................................................     17,548,607     13,687,910
Net assets:
 Beginning of period..............................................................     39,318,643     25,630,733
                                                                                        ----------     ----------
 End of period (including undistributed net
  investment income of $29,261 - 1996; and
  $70,714 - 1995).................................................................    $56,867,250    $39,318,643
                                                                                        ==========     ==========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN ASSET ALLOCATION FUND

Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Asset Allocation Fund, formerly Franklin Premier Return Fund (Premier Return) is an open-end, diversified management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended.

On March 21, 1996, the Board of Directors of Premier Return approved for submission to shareholders an Agreement and Plan of Reorganization (the Agreement) whereby Premier Return would be reorganized and its domicile changed from a California corporation to a Delaware business trust; the investment objective modified from high current return and relative stability of principal to total return with reduced risk over time; and in this connection, its name changed to Franklin Asset Allocation Fund (the Fund). Shareholders approved the change at a special meeting held on July 3, 1996. These changes became effective on August 1, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

Open option contracts are valued at their last sales price on the relevant exchange. If there is no sale price, the options will be valued within the range of the current closing bid and asked prices.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions:

Dividend  income  and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions. Net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatment of foreign currency and option transactions.

e. Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

g. Option Transactions:

The Fund writes listed put options and covered call options in which premiums received are recorded as a liability which is marked to market to reflect the current value of the options written. A covered call option gives the holder the right to buy the underlying security which the Fund owns at any time during the option period at a predetermined exercise price. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. Proceeds from call options exercised are increased by the amount of premiums received. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying securities declines. If the holder of a put option written by the Fund exercises the option, the Fund's cost basis in the underlying security is the exercise price reduced by the premium received. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less than or greater than the premium originally received.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Option Transactions: (cont.)

The Fund purchases listed put options on certain securities in order to protect the securities against a decline in market value. A listed purchased put option gives the Fund the right to sell the underlying security at the option exercise price at any time during the option period. The put option on a security allows the Fund to protect the unrealized gain in an appreciated security without actually selling the security. Any losses realized by the Fund upon expiration of the put options are limited to the premiums paid for the purchase of such options, plus any transaction costs.

The Fund may buy listed call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option gives the Fund the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Fund upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.

h. Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Fund had been entered into on that date.

2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVER

At December 31, 1996, for tax purposes, the Fund had accumulated net realized gains of $406,933.

For tax purposes, the aggregate cost of securities and unrealized appreciation of the Fund are the same as for financial statement purposes at December 31, 1996.

3. CAPITAL STOCK

At December 31, 1996, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in the Fund's shares were as follows:

                                                                              Year Ended December 31,
                                                              -------------------------------------------------------
                                                                         1996                         1995
                                                              --------------------------   --------------------------
                                                                Shares          Amount       Shares          Amount
                                                              ----------      ----------   ----------      ----------
Shares sold ..............................................    2,278,018     $17,832,540    2,254,336     $15,312,713
Shares issued in reinvestment of distributions ...........      116,229         926,122       96,003         662,619
Shares redeemed ..........................................     (983,856)     (7,600,737)  (1,120,306)     (7,591,002)
                                                              ----------      ----------   ----------      ----------
Net increase .............................................    1,410,391     $11,157,925    1,230,033    $  8,384,330
                                                              ==========      ==========   ==========      ==========


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchased and written options, and purchases and sales of short-term securities) for the year ended December 31, 1996 aggregated $32,409,548 and $23,902,272, respectively.


4. PURCHASES AND SALES OF SECURITIES (cont.)

Transactions in written options for the year ended December 31,1996 were as follows:

                                                                          Call
                                                                  ----------------------
                                                                               Number of
                                                                  Amount of     Shares
                                                                  Premiums     Optioned
                                                                  --------     --------
         Options outstanding at December 31, 1995..............     $  --           --
         Options written ......................................   195,251       87,000
         Options expired ......................................    (5,100)      (6,000)
         Options exercised ....................................   (79,597)     (35,000)
         Options closed .......................................  (110,554)     (46,000)
                                                                  --------     --------
         Options outstanding at December 31, 1996 .............     $  --           --
                                                                  ========     ========

The cost of canceling written call options in closing purchase transactions was $59,029 resulting in a net short-term capital gain of $51,525 for the year ended December 31, 1996. Premiums received on expired written call and put options resulted in a net short-term capital gain of $5,100 for the year ended December 31, 1996.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly on the net assets of the Fund on the last day of the month as follows:

      Annualized Fee Rate    Average Daily Net Assets
      -------------------    ---------------------------------------------------
        .0625%               First $100 million
        .050%                Over $100 million, up to and including $250 million
        .045%                In excess of $250 million

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Fund.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc., (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred for the year ended December 31, 1996 aggregated $40,417, of which $38,897 was paid to Investor Services.

c. Distribution Plan and Underwriting Agreement:

Under the terms of a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plan), the Fund will reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.25% per annum of the Fund's average daily net assets for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plan does not permit nor require payments of excess costs after termination. Fees incurred by the Fund under the Plan aggregated $97,572 for the year ended December 31, 1996.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its resources, to dealers for


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plan and Underwriting Agreement: (cont)

certain sales of the Fund's shares Commissions received by Distributors and the amount paid to other dealers for the year ended December 31, 1996, amounted to $241,223 and $240,445 respectively.

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Fund are also officers and/or directors of Distributors, Advisers, FT Services, and Investor Services (all wholly-owned subsidiaries of Franklin Resources, Inc.).


6. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period are as follows:

                                                                             Year Ended December 31,
                                                                  -----------------------------------------------
                                                                   1996       1995      1994     1993      1992
                                                                  _______    _______   _______  _______   _______
Per Share Operating Performance
Net asset value at beginning of period ........................   $7.25      $6.11     $6.22    $5.40    $4.88
                                                                  _______    _______   _______  _______   _______
Net investment income .........................................    0.14       0.18      0.14     0.13     0.15
Net realized and unrealized gain (loss) on securities .........    1.11       1.14     (0.11)    0.86     0.53
                                                                  _______    _______   _______  _______   _______
Total from investment operations ..............................    1.25       1.32      0.03     0.99     0.68
                                                                  _______    _______   _______  _______   _______
Less distributions from:
 Net investment income ........................................   (0.15)     (0.18)    (0.14)   (0.17)   (0.16)

 Realized capital gains .......................................   (0.03)       --        --       --        --
                                                                  _______    _______   _______  _______   _______
Total distributions ...........................................   (0.18)     (0.18)    (0.14)   (0.17)   (0.16)
                                                                  _______    _______   _______  _______   _______
Net asset value at end of period ..............................   $8.32      $7.25     $6.11    $6.22    $5.40
                                                                  _______    _______   _______  _______   _______
                                                                  _______    _______   _______  _______   _______
Total Return* .................................................   17.41%     21.79%     0.46%   18.38%   14.02%
Ratios/Supplemental Data
Net assets at end of period (in 000's) ........................   $56,867    $39,319   $25,631  $22,877   $22,077
Ratio of expenses to average net assets .......................    1.21%      1.17%     1.27%    1.00%     .92%
Ratio of net investment income to average net assets ..........    1.86%      2.86%     2.29%    2.15%    2.81%
Portfolio turnover rate .......................................   60.11%     62.01%    45.18%   20.49%   23.17%
Average commission rate** .....................................    0.0622     0.0640      --       --       --

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value.

**Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.


--------------------------------------------------------------------------------
Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 32.13% of its ordinary income dividends paid (including short-term capital gain distributions, if any) as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1996.
--------------------------------------------------------------------------------


FRANKLIN ASSET ALLOCATION FUND

Report of Independent Auditors


To the Shareholders and Board of Trustees of Franklin Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Franklin Asset Allocation Fund, including the statement of investments in securities and net assets, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Asset Allocation Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


San Francisco, California
February 4, 1997




To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.








Franklin Asset Allocation Fund Annual Report December 31, 1996.


APPENDIX  DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO
ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the asset allocation of the fund's securities on December 31, 1996, based on total net assets.

Equity Securities                   70.8%
Fixed-Income Securities             15.2%
Cash & Equivalents                  14.0%


GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500, the Lehman Brothers Government/Corporate Bond Index, and the CPI, based on a $10,000 investment from 1/1/87 to 12/31/96.

Period Ending   Fund        Index       Index      Index
   1/1/87       $9,549      $10,000     $10,000    $10,000
  1/31/87      $10,184      $11,347     $10,137    $10,063
  2/28/87      $10,417      $11,795     $10,204    $10,099
  3/31/87      $10,500      $12,136     $10,149    $10,145
  4/30/87      $10,346      $12,028      $9,878    $10,199
  5/31/87      $10,466      $12,133      $9,834    $10,235
  6/30/87      $10,879      $12,745      $9,956    $10,271
  7/31/87      $11,308      $13,392      $9,934    $10,298
  8/31/87      $11,522      $13,891      $9,878    $10,352
  9/30/87      $11,415      $13,587      $9,665    $10,406
 10/31/87       $9,440      $10,660     $10,028    $10,433
 11/30/87       $9,011       $9,782     $10,091    $10,443
 12/31/87       $9,697      $10,526     $10,229    $10,443
  1/31/88       $9,932      $10,969     $10,580    $10,470
  2/29/88      $10,402      $11,481     $10,702    $10,497
  3/31/88      $10,265      $11,126     $10,596    $10,542
  4/30/88      $10,359      $11,249     $10,534    $10,597
  5/31/88      $10,460      $11,346     $10,464    $10,633
  6/30/88      $10,864      $11,867     $10,700    $10,679
  7/31/88      $10,929      $11,822     $10,639    $10,723
  8/31/88      $10,720      $11,420     $10,667    $10,769
  9/30/88      $11,117      $11,906     $10,901    $10,841
 10/31/88      $11,219      $12,237     $11,094    $10,876
 11/30/88      $11,133      $12,062     $10,968    $10,885
 12/31/88      $11,425      $12,273     $11,005    $10,904
  1/31/89      $11,983      $13,172     $11,152    $10,958
  2/28/89      $11,849      $12,844     $11,067    $11,003
  3/31/89      $12,050      $13,143     $11,126    $11,067
  4/30/89      $12,463      $13,825     $11,362    $11,139
  5/31/89      $12,739      $14,385     $11,641    $11,202
  6/30/89      $12,693      $14,303     $12,021    $11,229
  7/31/89      $13,338      $15,595     $12,271    $11,256
  8/31/89      $13,623      $15,900     $12,080    $11,274
  9/30/89      $13,480      $15,835     $12,134    $11,310
 10/31/89      $13,047      $15,468     $12,441    $11,365
 11/30/89      $13,218      $15,783     $12,553    $11,392
 12/31/89      $13,122      $16,162     $12,571    $11,410
  1/31/90      $12,339      $15,078     $12,399    $11,528
  2/28/90      $12,516      $15,272     $12,426    $11,582
  3/31/90      $12,794      $15,677     $12,428    $11,645
  4/30/90      $12,626      $15,287     $12,313    $11,664
  5/31/90      $13,381      $16,777     $12,670    $11,691
  6/30/90      $13,280      $16,665     $12,876    $11,754
  7/31/90      $13,039      $16,611     $13,035    $11,799
  8/31/90      $12,019      $15,110     $12,846    $11,907
  9/30/90      $11,345      $14,374     $12,953    $12,007
 10/31/90      $10,903      $14,312     $13,125    $12,079
 11/30/90      $11,594      $15,237     $13,411    $12,106
 12/31/90      $11,983      $15,662     $13,614    $12,106
  1/31/91      $12,808      $16,344     $13,766    $12,179
  2/28/91      $13,235      $17,513     $13,885    $12,197
  3/31/91      $13,459      $17,937     $13,981    $12,215
  4/30/91      $13,517      $17,980     $14,141    $12,233
  5/31/91      $14,243      $18,755     $14,208    $12,270
  6/30/91      $13,690      $17,896     $14,192    $12,306
  7/31/91      $13,984      $18,730     $14,371    $12,324
  8/31/91      $14,219      $19,174     $14,701    $12,360
  9/30/91      $14,223      $18,854     $15,009    $12,414
 10/31/91      $14,432      $19,106     $15,142    $12,433
 11/30/91      $13,836      $18,336     $15,294    $12,469
 12/31/91      $14,642      $20,434     $15,809    $12,478
  1/31/92      $15,002      $20,054     $15,575    $12,496
  2/29/92      $15,422      $20,313     $15,658    $12,541
  3/31/92      $15,336      $19,916     $15,572    $12,605
  4/30/92      $15,698      $20,502     $15,665    $12,623
  5/31/92      $15,638      $20,602     $15,969    $12,641
  6/30/92      $15,456      $20,295     $16,204    $12,686
  7/31/92      $15,761      $21,126     $16,619    $12,713
  8/31/92      $15,425      $20,692     $16,766    $12,748
  9/30/92      $15,794      $20,935     $16,994    $12,784
 10/31/92      $15,578      $21,006     $16,734    $12,829
 11/30/92      $16,162      $21,720     $16,719    $12,847
 12/31/92      $16,716      $21,987     $17,007    $12,838
  1/31/93      $17,087      $22,172     $17,378    $12,901
  2/28/93      $17,273      $22,473     $17,739    $12,946
  3/31/93      $17,646      $22,948     $17,799    $12,991
  4/30/93      $17,802      $22,392     $17,937    $13,028
  5/31/93      $18,113      $22,990     $17,928    $13,046
  6/30/93      $18,378      $23,057     $18,334    $13,064
  7/31/93      $18,284      $22,965     $18,452    $13,064
  8/31/93      $18,880      $23,835     $18,876    $13,101
  9/30/93      $19,083      $23,651     $18,942    $13,128
 10/31/93      $19,431      $24,141     $19,020    $13,182
 11/30/93      $19,273      $23,912     $18,805    $13,191
 12/31/93      $19,810      $24,201     $18,888    $13,191
  1/31/94      $20,447      $25,024     $19,171    $13,227
  2/28/94      $20,288      $24,346     $18,753    $13,272
  3/31/94      $19,634      $23,284     $18,294    $13,317
  4/30/94      $19,698      $23,582     $18,142    $13,336
  5/31/94      $19,923      $23,969     $18,109    $13,345
  6/30/94      $19,682      $23,382     $18,068    $13,390
  7/31/94      $20,036      $24,149     $18,429    $13,426
  8/31/94      $20,584      $25,139     $18,436    $13,480
  9/30/94      $20,343      $24,525     $18,158    $13,517
 10/31/94      $20,440      $25,077     $18,138    $13,526
 11/30/94      $19,760      $24,164     $18,105    $13,544
 12/31/94      $19,905      $24,522     $18,225    $13,544
  1/31/95      $20,133      $25,157     $18,575    $13,598
  2/28/95      $20,817      $26,138     $19,006    $13,652
  3/31/95      $21,225      $26,909     $19,133    $13,697
  4/30/95      $21,323      $27,700     $19,399    $13,742
  5/31/95      $21,847      $28,808     $20,212    $13,770
  6/30/95      $22,223      $29,477     $20,373    $13,797
  7/31/95      $22,619      $30,455     $20,294    $13,797
  8/31/95      $22,751      $30,532     $20,554    $13,833
  9/30/95      $23,180      $31,820     $20,763    $13,861
 10/31/95      $23,113      $31,705     $21,069    $13,907
 11/30/95      $24,076      $33,097     $21,416    $13,897
 12/31/95      $24,243      $33,736     $21,731    $13,887
  1/31/96      $24,979      $34,883     $21,866    $13,969
  2/29/96      $25,213      $35,207     $21,402    $14,014
  3/31/96      $25,514      $35,545     $21,222    $14,087
  4/30/96      $25,985      $36,068     $21,076    $14,142
  5/31/96      $26,389      $36,999     $21,040    $14,169
  6/30/96      $26,507      $37,139     $21,322    $14,177
  7/31/96      $25,459      $35,498     $21,371    $14,204
  8/31/96      $26,101      $36,247     $21,320    $14,231
  9/30/96      $26,997      $38,287     $21,699    $14,277
 10/31/96      $27,371      $39,344     $22,205    $14,322
 11/30/96      $28,661      $42,318     $22,614    $14,349
 12/31/96      $28,464      $41,481     $22,363    $14,349


GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the fund's shares with the S&P 500, the Lehman Brothers Government/Corporate Bond Index, and the CPI, based on a $10,000 investment from 5/1/91 to 12/31/96.

Period Ending   Fund        Index      Index       Index
  5/1/91        $9,553      $10,000    $10,000     $10,000
  5/31/91       $9,980      $10,431    $10,047     $10,030
  6/30/91       $9,593       $9,953    $10,036     $10,059
  7/31/91       $9,799      $10,417    $10,162     $10,074
  8/31/91       $9,963      $10,664    $10,396     $10,103
  9/30/91       $9,966      $10,486    $10,613     $10,148
 10/31/91      $10,113      $10,626    $10,708     $10,163
 11/30/91       $9,695      $10,198    $10,815     $10,193
 12/31/91      $10,260      $11,365    $11,179     $10,200
  1/31/92      $10,512      $11,153    $11,014     $10,215
  2/29/92      $10,806      $11,297    $11,072     $10,252
  3/31/92      $10,746      $11,077    $11,011     $10,304
  4/30/92      $11,000      $11,403    $11,078     $10,318
  5/31/92      $10,957      $11,459    $11,292     $10,333
  6/30/92      $10,830      $11,288    $11,458     $10,370
  7/31/92      $11,043      $11,749    $11,752     $10,392
  8/31/92      $10,808      $11,509    $11,856     $10,421
  9/30/92      $11,066      $11,643    $12,018     $10,450
 10/31/92      $10,916      $11,683    $11,834     $10,487
 11/30/92      $11,325      $12,080    $11,823     $10,501
 12/31/92      $11,713      $12,229    $12,026     $10,494
  1/31/93      $11,973      $12,331    $12,289     $10,545
  2/28/93      $12,103      $12,499    $12,544     $10,582
  3/31/93      $12,365      $12,763    $12,587     $10,619
  4/30/93      $12,474      $12,454    $12,684     $10,649
  5/31/93      $12,692      $12,786    $12,677     $10,664
  6/30/93      $12,878      $12,824    $12,965     $10,679
  7/31/93      $12,812      $12,772    $13,048     $10,679
  8/31/93      $13,229      $13,256    $13,348     $10,709
  9/30/93      $13,372      $13,154    $13,395     $10,731
 10/31/93      $13,615      $13,427    $13,450     $10,775
 11/30/93      $13,504      $13,299    $13,298     $10,783
 12/31/93      $13,881      $13,460    $13,356     $10,783
  1/31/94      $14,327      $13,918    $13,557     $10,812
  2/28/94      $14,216      $13,540    $13,261     $10,849
  3/31/94      $13,758      $12,950    $12,936     $10,886
  4/30/94      $13,803      $13,116    $12,829     $10,901
  5/31/94      $13,960      $13,331    $12,806     $10,909
  6/30/94      $13,791      $13,004    $12,776     $10,946
  7/31/94      $14,039      $13,431    $13,032     $10,975
  8/31/94      $14,423      $13,981    $13,037     $11,019
  9/30/94      $14,254      $13,640    $12,840     $11,049
 10/31/94      $14,322      $13,947    $12,826     $11,057
 11/30/94      $13,846      $13,440    $12,803     $11,071
 12/31/94      $13,947      $13,638    $12,888     $11,071
  1/31/95      $14,107      $13,992    $13,135     $11,115
  2/28/95      $14,587      $14,537    $13,440     $11,160
  3/31/95      $14,872      $14,966    $13,530     $11,197
  4/30/95      $14,941      $15,406    $13,718     $11,233
  5/31/95      $15,308      $16,022    $14,293     $11,256
  6/30/95      $15,572      $16,394    $14,407     $11,278
  7/31/95      $15,849      $16,939    $14,351     $11,278
  8/31/95      $15,942      $16,981    $14,535     $11,308
  9/30/95      $16,242      $17,697    $14,683     $11,330
 10/31/95      $16,195      $17,634    $14,899     $11,368
 11/30/95      $16,870      $18,408    $15,144     $11,360
 12/31/95      $16,987      $18,763    $15,367     $11,352
  1/31/96      $17,503      $19,401    $15,462     $11,419
  2/29/96      $17,667      $19,582    $15,135     $11,455
  3/31/96      $17,878      $19,769    $15,007     $11,515
  4/30/96      $18,208      $20,060    $14,904     $11,560
  5/31/96      $18,491      $20,578    $14,879     $11,582
  6/30/96      $18,573      $20,656    $15,078     $11,589
  7/31/96      $17,839      $19,743    $15,113     $11,611
  8/31/96      $18,289      $20,159    $15,076     $11,633
  9/30/96      $18,917      $21,294    $15,345     $11,670
 10/31/96      $19,179      $21,882    $15,702     $11,707
 11/30/96      $20,083      $23,536    $15,991     $11,730
 12/31/96      $19,945      $23,070    $15,814     $11,730